UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 5, 2020

ENCORE WIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		000-20278	75-2274963
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1329 Millwood Road
McKinney,	Texas		75069
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (972) 562-9473

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	WIRE	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the Company’s 2020 Long Term Incentive Plan

On May 5, 2020, at the 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) of Encore Wire Corporation (the “Company”), the Company’s stockholders (the “Stockholders”) approved the Company’s 2020 Long Term Incentive Plan (the “LTIP”). Upon approval by the Stockholders at the 2020 Annual Meeting, the LTIP became effective.

The LTIP will be administered by the Compensation Committee (the “Committee”) of the Company’s board of directors (the “Board”), except to the extent the Board elects to administer the LTIP. The types of awards that may be granted under the LTIP include stock options (including both incentive stock options and nonstatutory options), stock appreciation rights, restricted stock, restricted stock units, stock awards, dividend equivalents and other stock-based awards and cash awards. Subject to adjustments provided for in the LTIP, the total number of shares of the Company’s common stock available for grant of awards under the LTIP is 1,000,000. Unless terminated sooner, the LTIP will remain in effect until May 5, 2030.
For a summary of the material terms and conditions of the LTIP, please see the description of the LTIP as set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on March 23, 2020 (the “Proxy Statement”). The foregoing description of the LTIP is qualified in its entirety by reference to the LTIP, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Stock Award Agreement

In connection with the adoption of the LTIP, on May 5, 2020, the Board approved the Form of Stock Award Agreement for the issuance of stock awards to non-employee directors of the Company under the LTIP (the “Stock Award Agreement”). A copy of the Stock Award Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Stock Award Agreement provides that the shares of common stock awarded shall be fully vested and not subject to a substantial risk of forfeiture, and recipient of such stock award shall become the record and beneficial owner thereof for all purposes and shall have all rights as a stockholder with respect to the shares.

The foregoing description of the Stock Award Agreement is qualified in its entirety by reference to the Stock Award Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting was held at 9:00 a.m., local time, on May 5, 2020, via live webcast.

The Board solicited proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934. There was no solicitation in opposition to the Board’s nominees for director as listed in the proxy statement, and all of such nominees were duly elected as reported below.

Out of a total of 20,613,955 shares of the Company’s common stock outstanding and entitled to vote at the meeting, 19,462,175.00 shares were present in person or by proxy, representing approximately 94.41% of the outstanding shares.

The first matter voted on by the stockholders, as fully described in the proxy statement for the 2020 Annual Meeting, was the election of directors. The following table presents the number of shares voted for and number of shares withheld from each nominee for director and the number of broker non-votes.

Director Nominee	Number of Votes Received	Number Withheld	Broker Non-Votes

Gregory J. Fisher	16,536,607.00	1,319,904.00	1,605,664.00

Daniel L. Jones	17,090,281.00	766,230.00	1,605,664.00

Gina A. Norris	17,734,196.00	122,315.00	1,605,664.00

William R. Thomas	17,218,281.00	638,230.00	1,605,664.00

Scott D. Weaver	16,573,440.00	1,283,071.00	1,605,664.00

John H. Wilson	16,555,798.00	1,300,713.00	1,605,664.00

The second matter voted on by the stockholders, as fully described in the proxy statement for the 2020 Annual Meeting, was a resolution to approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

17,245,130.00	602,108.00	9,273.00	1,605,664.00

The third matter voted on by the stockholders, as fully described in the proxy statement for the 2020 Annual Meeting, was a resolution to ratify the appointment of Ernst & Young LLP as the auditor of the Company’s financial statements for the year ending December 31, 2020. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

19,090,281.00	371,894.00	0.00	0.00

The fourth matter voted on by the stockholders, as fully described in the proxy statement for the 2020 Annual Meeting and as disclosed above, was a resolution to approve the Encore Wire Corporation 2020 Long Term Incentive Plan. The following table presents the number of shares voted for, against, and abstaining from such resolution and the number of broker non-votes.

Number of Shares Voted FOR the Resolution	Number of Shares Voted AGAINST the Resolution	Number of Shares ABSTAINING FROM the Resolution	Broker Non-Votes

17,352,836.00	496,187.00	7,488.00	1,605,664.00

Item 9.01 Financial Statements and Exhibits.
(i)Exhibits.

Exhibit Number	Description

10.1	2020 Long Term Incentive Plan
10.2	Form of Encore Wire Corporation Stock Award Agreement under the 2020 Lone Term Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORE WIRE CORPORATION

May 6, 2020	By:	/s/ BRET J. ECKERT
Bret J. Eckert, Vice President – Finance, Treasurer, Secretary and Chief Financial Officer